UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

HUNTINGTON INGALLS INDUSTRIES, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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	(2)	Aggregate number of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Online
Go to www.envisionreports.com/HII or scan the QR code – login details are located in the shaded bar below.
Votes submitted electronically must be received by 11:59 p.m., Eastern Daylight Time, on April 27, 2020.

Stockholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be Held on April 28, 2020 at 11:00 a.m. EDT

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting of stockholders are available on the Internet. This is not a ballot. You cannot use this notice to vote your shares. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2020 proxy statement and annual report to shareholders are available at:

www.envisionreports.com/HII

Easy Online Access – View your proxy materials and vote.
Step 1:	Go to www.envisionreports.com/HII.
Step 2:	Click on Cast Your Vote or Request Materials.
Step 3:	Follow the instructions on the screen to log in.
Step 4:	Make your selections as instructed on each screen for your delivery preferences.
Step 5:	Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 17, 2020 to facilitate timely delivery.

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Notice of 2020 Annual Meeting of Stockholders

Huntington Ingalls Industries, Inc.’s Annual Meeting of Stockholders will be held on April 28, 2020, at the Herbert H. Bateman Virginia Advanced Shipbuilding and Carrier Integration Center (VASCIC), 2401 West Avenue, Newport News, Virginia 23607, at 11:00 a.m. Eastern Daylight Time.

Proposals to be voted on at the meeting are listed below, along with recommendations of the Board of Directors. The Board of Directors recommends a vote FOR the ten director nominees, FOR Proposals 2 and 3 and AGAINST Proposal 4.

1.

Elect ten directors: Philip M. Bilden, Augustus L. Collins, Kirkland H. Donald, Victoria D. Harker, Anastasia D. Kelly, Tracy B. McKibben, C. Michael Petters, Thomas C. Schievelbein, John K. Welch and Stephen R. Wilson

2.	Approve executive compensation on an advisory basis
3.	Ratify the appointment of Deloitte and Touche LLP as independent auditors for 2020
4.	Stockholder proposal to permit stockholders to take action by written consent

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to the Huntington Ingalls Industries, Inc.

2020 Annual Meeting of Stockholders

                             Driving Directions

From Interstate I-64, take Exit 264 to Interstate I-664 South;

From I-664, take Exit 6 to 26th Street;

Continue on 26th Street until it intersects with West Avenue at a stop sign;

Turn Left onto West Avenue;

Turn Right into VASCIC;

Continue into the covered garage for parking.

Here’s how to order a copy of the proxy materials and select delivery preferences:
Current and future delivery requests can be submitted using the options below.
If you request an email copy, you will receive an email with a link to the current meeting materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

–	Internet - Go to www.envisionreports.com/HII. Click Cast Your Vote or Request Materials.

–	Phone - Call us free of charge at 1-866-641-4276.

–	Email - Send an email to investorvote@computershare.com with “Proxy Materials Huntington Ingalls Industries, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 17, 2020.